FINE AIR LINES, INC.

                               TAX ALLOCATION AND

                            INDEMNIFICATION AGREEMENT

         THIS FINE AIR LINES, INC. TAX ALLOCATION AND INDEMNIFICATION AGREEMENT is entered into as of this 28th day of July, 1997 between J. FRANK FINE and BARRY HOLMES FINE ("Stockholders"), and FINE AIR LINES, INC., a Florida corporation (the "Company").


                              W I T N E S S E T H :

         WHEREAS, Stockholders own five hundred (500) shares each of the sole class of stock in the Company, constituting one hundred percent (100%) of the total outstanding shares of stock in the Company;

         WHEREAS, pursuant to a proposed contribution of 100% of the Agro Air Associates, Inc. stock to the Company and the subsequent offering of the Company's stock to the public, the Company's subchapter S corporation status shall be terminated affirmatively as of the effective date of such public offering;

         WHEREAS, such termination, under Section 1362(e) of the Internal Revenue Code of 1986, as amended (the "Code"), will result in the Company's 1997 calendar tax year being divided in two (2) separate tax years, the first of which begins on January 1, 1997 and ends on the day immediately preceding the day such termination is effective (the "1997 S Short Year") and the second of which begins on the day such termination is effective and ends on December 31, 1997 (the "1997 C Short Year"); and

         WHEREAS, pursuant to certain Board of Directors resolutions of even date herewith, the Company shall make aggregate distributions (the "Distributions") to Stockholders in amounts intended to equal the amount of the Company's previously undistributed "accumulated adjustments account" (the "AAA Amount"), as that term is defined in Code Section 1368(e)(1), calculated taking into account all items of income, gain, deduction, loss and credit through the last day of the Company's 1997 S Short Year (as that amount otherwise would be shown on the Company's final Form 1120S immediately prior to any such additional Distributions); and

         WHEREAS, the Company and Stockholders have determined it to be in their mutual best interests to set forth in this Agreement certain provisions designed to clarify which adjustments to the AAA Amount shall be taken into account in order to achieve the intended results of the Distributions totaling the amount of Stockholders' respective shares of the Company's AAA Amount through the end of its 1997 S Short Year; and

         WHEREAS, in consideration for the past services of the Stockholders to the Company which have not been fully compensated heretofore, the Company wishes to indemnify the Stockholders for any net additional tax liabilities (1) that arise from subsequent Audit adjustments of the Company by any applicable taxing authority and (2) which tax liabilities are not (a) attributable to the AAA Amount originally determined by the Company (upon the filing of its 1997 S Short Year tax return) and (b) the subject of the Distributions contemplated hereunder, PROVIDED, HOWEVER, that the Stockholders also waive any claim to additional Distributions with respect to any such increases in the AAA Amount pursuant to such Audit adjustments and the Company correspondingly waives its right to receive a return of any net reductions in the AAA Amount pursuant to any such Audit adjustments;

         NOW, THEREFORE, in consideration of the mutual promises contained herein, Stockholders and the Company hereby agree as follows:

SECTION 1. DEFINITIONS. For purposes of this Agreement:

         1.1 "Additional Amounts" means any interest, penalties or additions to tax imposed or assessed by the Internal Revenue Service (the "Service") or any other taxing authority, as a result of any liability for Taxes and/or Additional Taxes, as defined herein.

         1.2 "Additional Taxes" means, for any Pre-Closing Date Period, as that term is defined herein, the excess of (i) the product of (A) forty percent (40%) and (B) the amount of income of the Company taxable to Stockholders under Code
Section 1366 as reported for federal income tax purposes on the Company's Forms 1120S for the 1997 S Short Year or any other tax year in the Pre-Closing Date Period, as the case may be, calculated after taking into account the net amount of any adjustment by the Service or any other taxing authority to such reported amounts (including the benefits or costs of any Company Adjustment not taken into account in determining the net Stockholder Adjustment, but excluding any such net Stockholder Adjustment) constituting a "determination" within the meaning of Code Section 1313 or comparable provision of state or city law over
(ii) an amount equal to the product of (x) forty percent (40%) and (y) the amount of income of the Company taxable to the Stockholders as originally reported on the Company's Forms 1120S for the 1997 S Short Year or any other tax year in the Pre-Closing Date Period, as the case may be.

         1.3 "Audit" means any audit, investigation or exam by the Service or any other taxing authority (including, but not limited to, the current Service Audit of the Company's 1993, 1994 and 1995 tax years).

         1.4 "Company Adjustment" means any adjustment by the Service or any other taxing authority of income, gain, deduction, loss, credit or other allowance (i) that causes any item of net income of the Company that was taken into account and reported by the Company on its Forms 1120S for federal income tax purposes for the 1997 S Short Year or any other tax year in the Pre-Closing Date Period, as the case may be, to be included in taxable income in a Post-Closing Date Period and not to be included in taxable income in a Pre-Closing Date period, (ii) that causes any deduction, loss, credit or other allowance of the Company, which deduction, credit or other allowance has the effect of reducing taxable income that was taken into account and reported by the Company on its Form 1120 for federal income tax purposes in a Post-Closing Date Period, to be taken into account in a Pre-Closing Date Period and not to be taken into account in a Post-Closing Date Period, and/or (iii) which results in Taxes and/or Additional Amounts in respect thereof being imposed on Company as a result of the Company not qualifying as an S corporation for any Pre-Closing Date Period.

         1.5 "Indemnitees" means the Stockholders, PROVIDED, HOWEVER, that all rights of the Indemnitees under SECTION 2 hereof may be exercised only by the Stockholders Representative.

         1.6 "Indemnitor" means the Company.

         1.7 "Post-Closing Date Period" means any taxable year of the Company ending after the first day of the 1997 C short tax year.

         1.8 "Pre-Closing Date Period" means any taxable year of the Company ending before the first day of the 1997 C short tax year .

         1.9 "Stockholders Adjustment" means any net adjustment by the Service or any other taxing authority of income, gain, deduction, loss, credit or other allowance (i) that causes any item of net income of the Company that originally was taken into account and reported by the Company on its Forms 1120 for federal income tax purposes for any tax year in the Post-Closing Date Period to be included in taxable income in any tax year in the Pre-Closing Date Period and not to be included in taxable income in a Post-Closing Date period or (ii) that causes any deduction, loss, credit or other allowance of the Company, which deduction, credit or other allowance has the effect of reducing taxable income that was taken into account and reported by the Company on its Form 1120S for federal income tax purposes in any tax year in the Pre-Closing Date Period, to be taken into account in any tax year in the Post-Closing Date Period and not to be taken into account in a tax year in the Pre-Closing Date Period; provided, however, that such Stockholders Adjustment shall be the net of such adjustment amounts after taking into account any offsetting Company Adjustment which serves to reduce the amount of the Stockholders Adjustment made pursuant to a "determination" within the meaning of Code Section 1313 or comparable provision of state or city law.

         1.10 "Stockholders Representative" means BARRY H. FINE, or such other shareholder of the Company which all of the shareholders listed on Schedule A designate to the Company as the Shareholder Representative.

         1.11 "Tax Claim" means any written or oral claim or notice by the Service or any other taxing authority for Taxes, Additional Taxes and/or Additional Amounts including, without limitation, an assessment for Taxes.

         1.12 "Taxes" means U.S. federal income tax and state and local income taxes and other state and local taxes based on or measured by net income, including franchise taxes.

SECTION 2. COMPANY INDEMNIFICATION OF STOCKHOLDERS AND AGREEMENT TO MAKE
           DISTRIBUTIONS.

         2.1 Company agrees to promptly indemnify Stockholders, as provided for by this SECTION 2, for the amount of (i) any net Taxes and Additional Amounts paid by Stockholders as a result of any Stockholders Adjustment, plus (ii) any net Additional Taxes and any related Additional Amounts paid by Stockholders as a result of any Audit adjustment by the Service or any other taxing authority which is not the result of a Stockholders Adjustment; PROVIDED, HOWEVER, that the net amounts of Taxes, Additional Taxes and Additional Amounts related thereto shall be determined by also taking into account any offsetting tax refunds to Stockholders emanating from any of the adjustments otherwise covered herein; PROVIDED, FURTHER, that, as part of the consideration for this indemnity, the Stockholders agree to waive any claims to distributions that otherwise might be deemed payable with respect to the deemed increase in the AAA Amount arising from any such underlying Audit adjustments. This Section 2 shall continue to apply to any successive Audit adjustments that fall within the terms of this Indemnification Agreement.

         2.2 The amount payable by the Company to Stockholders pursuant to
SECTION 2.1 shall be "grossed up" so as to provide Stockholders with an amount that, on current after-tax basis and reflecting the tax consequences to the Stockholders, equals the amount of Taxes, Additional Taxes and Additional Amounts for which the Company is obligated to indemnify the Stockholders pursuant to this Agreement. [For example, if the Taxes, Additional Taxes and Additional Amounts payable by the Stockholders equals $1.2 million, the amount payable to the Stockholders under this SECTION 2 would be approximately $1,986,755, assuming no state income tax or social security taxes are applicable (I.E., $1,986,755 x 39.6% = $786,755 current tax, for $1,200,000 "after-tax"
amount available to pay the Taxes, Additional Taxes and Additional Amounts of the Stockholders. A further sample of the tax indemnification computation is also set forth at Schedule B hereof. ]

         2.3 Company agrees to pay promptly to the Stockholders the Initial Distributions, Base Distributions and Residual Distributions in accordance with the terms of the resolutions of the Board of Directors adopted at a duly held meeting of even date herewith (the "Resolutions"), a copy of which is attached hereto as Exhibit A.

SECTION 3. CONSENT PROVISIONS.

         3.1 Stockholders shall not initiate, effect or permit any Stockholders Adjustment (through an amended tax return or otherwise) without the written consent of the Company. Company shall not initiate, effect or settle upon any Company Adjustment (through an amended tax return or otherwise) without the written consent of the Stockholders Representative.

         3.2 If an Audit is commenced or a Tax Claim is made against the Stockholders with respect to any amount of income, gain, deduction, loss or credit of the Company included by the Stockholders under Code Section 1366, Stockholders shall promptly notify the Company in writing of that Audit or Tax Claim. If an Audit is commenced or a Tax Claim is made with respect to the Company, the Company shall promptly notify Stockholders in writing of that Audit or Tax Claim. The person against whom the Audit is commenced or Tax Claim is made shall promptly provide all correspondence to the other person under this Agreement, with respect to such Audit or Tax Claim. [The parties acknowledge that the Company currently is the subject of a Service Audit for its 1993, 1994 and 1995 tax years.]

         3.3 Indemnitor shall have the right at its option upon timely notice to Indemnitees to assume control of the proceedings in connection with any Audit or the defense of any suit, action or proceeding with respect to any Tax Claim at its own expense and with its own counsel, PROVIDED its counsel is reasonably satisfactory to Indemnitees.

         3.4 Notwithstanding anything herein to the contrary, if Indemnitor exercises the option of SECTION 3.3, (i) Indemnitor shall not agree to any settlement with respect to any Taxes or Additional Amounts without Indemnitees' consent if the effect of the settlement would be an increase in the liability of Indemnitees for any Taxes or Additional Amounts and if the Indemnitor would not be liable under this Agreement to pay Indemnitees the full amount of that increase in liability for Taxes and any related Additional Amounts, (ii) Indemnitor shall keep Indemnitees informed of all material developments and events relating to such Audit or Tax Claim, and (iii) Indemnitees shall have the right to participate in, but not to control, the defense of any Audit or Tax Claim.

         3.5 Indemnitor shall not agree to any settlement without Indemnitees' express prior written consent which shall not be unreasonably withheld. Indemnitor and Indemnitees shall fully cooperate with each other in their efforts to litigate, defend or otherwise attempt to resolve any proceeding.

SECTION 4. PAYMENT DATES.

         4.1 Any payment due pursuant to SECTION 2 of this Agreement shall be made not later than thirty (30) days after receipt by the Company of written notice from Stockholders stating that any Taxes, Additional Taxes and Additional Amounts, for or with respect to which Stockholders are entitled to indemnification hereunder, are payable by the Stockholders (regardless of whether the Stockholders intend to pursue a refund of any such payments).

         4.2 Any notice under this SECTION 4 with respect to a required indemnification payment shall include an accurate and reasonably detailed description, including correspondence, work papers, ETC., of the adjustment by the subject taxing authority to taxable income, gain, deduction loss, or credit of Indemnitees. Any indemnification payment required to be made hereunder that is not made by the Indemnitor to the Indemnitees when due shall bear interest until paid at the prime rate published by Citibank, N.A.

         4.3 The amount of any Taxes, Additional Taxes or Additional Amounts, as the case may be, with respect to which Indemnitees have received a payment from Indemnitor pursuant to this Agreement which are subsequently refunded or credited to Indemnitees by the subject taxing authority (the "Refunded Amount") shall be reimbursed to Indemnitor by Indemnitees within thirty (30) days of Indemnitees receiving such credit or refund. The amount of any Refunded Amount not paid by Indemnitees to Indemnitor within the time period prescribed by this
SECTION 4.3 shall bear interest until paid at the prime rate published by Citibank, N.A.

         4.4 The obligation of the Indemnitor to make a payment under this Agreement shall be subject to the Indemnitees providing Indemnitor with evidence reasonably satisfactory to Indemnitor of the amount of the indemnification so claimed.

SECTION 5. TRANSFER OF ASSETS; TERM.

         Company's obligations under this Agreement shall continue and survive notwithstanding any agreement of merger, acquisition, consolidation, asset transfer or similar reorganization. Stockholders and the Company intend that the rights and obligations of each party to this Agreement shall be in force until all statutes of limitation for any tax adjustment which may give rise to indemnification under this Agreement shall have expired.

SECTION 6. NOTICES.

         Any notice, demand, claim or other communication under this Agreement shall be in writing and shall be deemed to have been given upon the delivery or mailing thereof, as the case may be, if delivered personally or sent by certified mail, return receipt requested, postage prepaid, to the other party at the following address (or at another address a party may specify by notice to the other party):

         If to Stockholders, to:            J. FRANK FINE
                                            BARRY HOLMES FINE
                                            P.O. Box 523726
                                            Miami, FL 33152

         If to the Company, to:             FINE AIR LINES, INC.
                                            P.O. Box 523726
                                            Miami, FL 33152

SECTION 7. GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

SECTION 8. COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 9. ASSIGNMENTS.

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 10. AMENDMENT AND MODIFICATION.

         This Agreement may be amended, modified or supplemented only by a written agreement executed by the parties hereto.

SECTION 11. ENTIRE AGREEMENT.

         This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, promises, warranties, covenants or undertakings other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter contained herein.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the day and year first above written.

                                          FINE AIR LINES, INC.

                                          By:
                                             --------------------------
                                          Name:
                                               ------------------------
                                          Title:
                                                -----------------------



                                          STOCKHOLDERS:


                                          --------------------------
                                          J. FRANK FINE


                                          --------------------------
                                          BARRY HOLMES FINE

                                   SCHEDULE A

                      SHAREHOLDERS OF FINE AIR LINES, INC.




                                                     NUMBER OF SHARES
         SHAREHOLDER                                 OF COMMON STOCK
         -----------                                 ----------------

         J. Frank Fine                                     500

         Barry Holmes Fine                                 500



                                   SCHEDULE B

                       SAMPLE INDEMNIFICATION COMPUTATION


SECTION 2.1(I) AMOUNT:
---------------------
                                           1994            1995          1996         1997

Stockholders Adjustment               + 1,000,000       + 800,000     + 700,000    + 600,000
Corporate Adjustment                    (100,000)        (200,00)     (750,000)     (50,000)
                                        ---------        --------     ---------     --------
Net Stockholders Adjustment               900,000         600,000      (50,000)      550,000

Net Taxes/(Refunds)                       356,400         237,600      (19,800)      217,800
Net Additional Amount                     114,048          57,024       (2,772)       17,424
                                          -------          ------       -------       ------
Total Sec. 2.19i) Amounts                 470,448         294,624      (22,572)      235,224

SECTION 2.1 (II) AMOUNT:

Other Adjustments                           - 0 -       + 100,000      + 70,000     (40,000)

Additional Taxes/(Refunds)                  - 0 -          39,600        27,720     (15,840)
Additional Amounts                          - 0 -           9,504         4,435      (1,109)
                                                            -----         -----      -------
Total Sec. 2.1 (ii) Amounts                 - 0 -          49,104        32,155     (16,949)
                                            -----          ------        ------     --------

OVERALL TOTAL SEC. 2.1 AMOUNTS           $470,448         343,728         9,583      218,275
------------------------------           --------         -------         -----      -------

AGGREGATE TOTAL SEC. 2.1 AMOUNT:       $1,042,034
-------------------------------        ==========

SECTION 2.2 GROSS UP AMOUNT:

                                        $1,042,034            =             $1,725,221.80
                                       ----------                          =============
                                            .604

                            AGRO AIR ASSOCIATES, INC.

                               TAX ALLOCATION AND

                            INDEMNIFICATION AGREEMENT

         THIS AGRO AIR ASSOCIATES, INC. TAX ALLOCATION AND INDEMNIFICATION AGREEMENT is entered into as of this 28th day of July, 1997 between J. FRANK FINE and BARRY HOLMES FINE ("Stockholders"), and AGRO AIR ASSOCIATES, INC., a Florida corporation (the "Company").

                              W I T N E S S E T H :

         WHEREAS, Stockholders own five hundred (500) shares each of the sole class of stock in the Company, constituting one hundred percent (100%) of the total outstanding shares of stock in the Company;

         WHEREAS, pursuant to a proposed contribution of all of the Company's stock to Fine Air Lines, Inc. (the "Parent Company") and the subsequent offering of the Parent Company's stock to the public, the Company's subchapter S corporation status shall be terminated affirmatively as of the effective date of such public offering;

         WHEREAS, such termination, under Section 1362(e) of the Internal Revenue Code of 1986, as amended (the "Code"), will result in the Company's 1997 calendar tax year being divided in two (2) separate tax years, the first of which begins on January 1, 1997 and ends on the day immediately preceding the day such termination is effective (the "1997 S Short Year") and the second of which begins on the day such termination is effective and ends on December 31, 1997 (the "1997 C Short Year"); and

         WHEREAS, pursuant to certain Board of Directors resolutions of even date herewith, the Company shall make aggregate distributions (the "Distributions") to Stockholders in amounts intended to equal the amount of the Company's previously undistributed "accumulated adjustments account" (the "AAA Amount"), as that term is defined in Code Section 1368(e)(1), calculated taking into account all items of income, gain, deduction, loss and credit through the last day of the Company's 1997 S Short Year (as that amount otherwise would be shown on the Company's final Form 1120S immediately prior to any such additional Distributions); and

         WHEREAS, the Company and Stockholders have determined it to be in their mutual best interests to set forth in this Agreement certain provisions designed to clarify which adjustments to the AAA Amount shall be taken into account in order to achieve the intended results of the Distributions totaling the amount of Stockholders' respective shares of the Company's AAA Amount through the end of its 1997 S Short Year; and

         WHEREAS, in consideration for the past services of the Stockholders to the Company which have not been fully compensated heretofore, the Company wishes to indemnify the Stockholders for any net additional tax liabilities (1) that arise from subsequent Audit adjustments of the Company by any applicable taxing authority and (2) which tax liabilities are not (a) attributable to the AAA Amount originally determined by the Company (upon the filing of its 1997 S Short Year tax return) and (b) the subject of the Distributions contemplated hereunder, PROVIDED, HOWEVER, that the Stockholders also waive any claim to additional Distributions with respect to any such increases in the AAA Amount pursuant to such Audit adjustments and the Company correspondingly waives its right to receive a return of any net reductions in the AAA Amount pursuant to any such Audit adjustments;

         NOW, THEREFORE, in consideration of the mutual promises contained herein, Stockholders and the Company hereby agree as follows:

SECTION 1. DEFINITIONS. For purposes of this Agreement:

         1.1 "Additional Amounts" means any interest, penalties or additions to tax imposed or assessed by the Internal Revenue Service (the "Service") or any other taxing authority, as a result of any liability for Taxes and/or Additional Taxes, as defined herein.

         1.2 "Additional Taxes" means, for any Pre-Closing Date Period, as that term is defined herein, the excess of (i) the product of (A) forty percent (40%) and (B) the amount of income of the Company taxable to Stockholders under Code
Section 1366 as reported for federal income tax purposes on the Company's Forms 1120S for the 1997 S Short Year or any other tax year in the Pre-Closing Date Period, as the case may be, calculated after taking into account the net amount of any adjustment by the Service or any other taxing authority to such reported amounts (including the benefits or costs of any Company Adjustment not taken into account in determining the net Stockholder Adjustment, but excluding any such net Stockholder Adjustment) constituting a "determination" within the meaning of Code Section 1313 or comparable provision of state or city law over
(ii) an amount equal to the product of (x) forty percent (40%) and (y) the amount of income of the Company taxable to the Stockholders as originally reported on the Company's Forms 1120S for the 1997 S Short Year or any other tax year in the Pre-Closing Date Period, as the case may be.

         1.3 "Audit" means any audit, investigation or exam by the Service or any other taxing authority (including, but not limited to, the current Service Audit of the Company's 1993, 1994 and 1995 tax years).

         1.4 "Company Adjustment" means any adjustment by the Service or any other taxing authority of income, gain, deduction, loss, credit or other allowance (i) that causes any item of net income of the Company that was taken into account and reported by the Company on its Forms 1120S for federal income tax purposes for the 1997 S Short Year or any other tax year in the Pre-Closing Date Period, as the case may be, to be included in taxable income in a Post-Closing Date Period and not to be included in taxable income in a Pre-Closing Date period, (ii) that causes any deduction, loss, credit or other allowance of the Company, which deduction, credit or other allowance has the effect of reducing taxable income that was taken into account and reported by the Company on its Form 1120 for federal income tax purposes in a Post-Closing Date Period, to be taken into account in a Pre-Closing Date Period and not to be taken into account in a Post-Closing Date Period, and/or (iii) which results in Taxes and/or Additional Amounts in respect thereof being imposed on Company as a result of the Company not qualifying as an S corporation for any Pre-Closing Date Period.

         1.5 "Indemnitees" means the Stockholders, PROVIDED, HOWEVER, that all rights of the Indemnitees under SECTION 2 hereof may be exercised only by the Stockholders Representative.

         1.6 "Indemnitor" means the Company.

         1.7 "Post-Closing Date Period" means any taxable year of the Company ending after the first day of the 1997 C short tax year.

         1.8 "Pre-Closing Date Period" means any taxable year of the Company ending before the first day of the 1997 C short tax year .

         1.9 "Stockholders Adjustment" means any net adjustment by the Service or any other taxing authority of income, gain, deduction, loss, credit or other allowance (i) that causes any item of net income of the Company that originally was taken into account and reported by the Company on its Forms 1120 for federal income tax purposes for any tax year in the Post-Closing Date Period to be included in taxable income in any tax year in the Pre-Closing Date Period and not to be included in taxable income in a Post-Closing Date period or (ii) that causes any deduction, loss, credit or other allowance of the Company, which deduction, credit or other allowance has the effect of reducing taxable income that was taken into account and reported by the Company on its Form 1120S for federal income tax purposes in any tax year in the Pre-Closing Date Period, to be taken into account in any tax year in the Post-Closing Date Period and not to be taken into account in a tax year in the Pre-Closing Date Period; provided, however, that such Stockholders Adjustment shall be the net of such adjustment amounts after taking into account any offsetting Company Adjustment which serves to reduce the amount of the Stockholders Adjustment made pursuant to a "determination" within the meaning of Code Section 1313 or comparable provision of state or city law.

         1.10 "Stockholders Representative" means BARRY H. FINE, or such other shareholder of the Company which all of the shareholders listed on Schedule A designate to the Company as the Shareholder Representative.

         1.11 "Tax Claim" means any written or oral claim or notice by the Service or any other taxing authority for Taxes, Additional Taxes and/or Additional Amounts including, without limitation, an assessment for Taxes.

         1.12 "Taxes" means U.S. federal income tax and state and local income taxes and other state and local taxes based on or measured by net income, including franchise taxes.

SECTION 2. COMPANY INDEMNIFICATION OF STOCKHOLDERS AND AGREEMENT TO MAKE
           DISTRIBUTIONS.

         2.1 Company agrees to promptly indemnify Stockholders, as provided for by this SECTION 2, for the amount of (i) any net Taxes and Additional Amounts paid by Stockholders as a result of any Stockholders Adjustment, plus (ii) any net Additional Taxes and any related Additional Amounts paid by Stockholders as a result of any Audit adjustment by the Service or any other taxing authority which is not the result of a Stockholders Adjustment; PROVIDED, HOWEVER, that the net amounts of Taxes, Additional Taxes and Additional Amounts related thereto shall be determined by also taking into account any offsetting tax refunds to Stockholders emanating from any of the adjustments otherwise covered herein; PROVIDED, FURTHER, that, as part of the consideration for this indemnity, the Stockholders agree to waive any claims to distributions that otherwise might be deemed payable with respect to the deemed increase in the AAA Amount arising from any such underlying Audit adjustments. This Section 2 shall continue to apply to any successive Audit adjustments that fall within the terms of this Indemnification Agreement.

         2.2 The amount payable by the Company to Stockholders pursuant to
SECTION 2.1 shall be "grossed up" so as to provide Stockholders with an amount that, on current after-tax basis and reflecting the tax consequences to the Stockholders, equals the amount of Taxes, Additional Taxes and Additional Amounts for which the Company is obligated to indemnify the Stockholders pursuant to this Agreement. [For example, if the Taxes, Additional Taxes and Additional Amounts payable by the Stockholders equals $1.2 million, the amount payable to the Stockholders under this SECTION 2 would be approximately $1,986,755, assuming no state income tax or social security taxes are applicable (I.E., $1,986,755 x 39.6% = $786,755 current tax, for $1,200,000 "after-tax"
amount available to pay the Taxes, Additional Taxes and Additional Amounts of the Stockholders. A further sample of the tax indemnification computation is also set forth at Schedule B hereof. ]

         2.3 Company agrees to pay promptly to the Stockholders the Initial Distributions, Base Distributions and Residual Distributions in accordance with the terms of the resolutions of the Board of Directors adopted at a duly held meeting of even date herewith (the "Resolutions"), a copy of which is attached hereto as Exhibit A.

SECTION 3. CONSENT PROVISIONS.

         3.1 Stockholders shall not initiate, effect or permit any Stockholders Adjustment (through an amended tax return or otherwise) without the written consent of the Company. Company shall not initiate, effect or settle upon any Company Adjustment (through an amended tax return or otherwise) without the written consent of the Stockholders Representative.

         3.2 If an Audit is commenced or a Tax Claim is made against the Stockholders with respect to any amount of income, gain, deduction, loss or credit of the Company included by the Stockholders under Code Section 1366, Stockholders shall promptly notify the Company in writing of that Audit or Tax Claim. If an Audit is commenced or a Tax Claim is made with respect to the Company, the Company shall promptly notify Stockholders in writing of that Audit or Tax Claim. The person against whom the Audit is commenced or Tax Claim is made shall promptly provide all correspondence to the other person under this Agreement, with respect to such Audit or Tax Claim. [The parties acknowledge that the Company currently is the subject of a Service Audit for its 1993, 1994 and 1995 tax years.]

         3.3 Indemnitor shall have the right at its option upon timely notice to Indemnitees to assume control of the proceedings in connection with any Audit or the defense of any suit, action or proceeding with respect to any Tax Claim at its own expense and with its own counsel, PROVIDED its counsel is reasonably satisfactory to Indemnitees.

         3.4 Notwithstanding anything herein to the contrary, if Indemnitor exercises the option of SECTION 3.3, (i) Indemnitor shall not agree to any settlement with respect to any Taxes or Additional Amounts without Indemnitees' consent if the effect of the settlement would be an increase in the liability of Indemnitees for any Taxes or Additional Amounts and if the Indemnitor would not be liable under this Agreement to pay Indemnitees the full amount of that increase in liability for Taxes and any related Additional Amounts, (ii) Indemnitor shall keep Indemnitees informed of all material developments and events relating to such Audit or Tax Claim, and (iii) Indemnitees shall have the right to participate in, but not to control, the defense of any Audit or Tax Claim.

         3.5 Indemnitor shall not agree to any settlement without Indemnitees' express prior written consent which shall not be unreasonably withheld. Indemnitor and Indemnitees shall fully cooperate with each other in their efforts to litigate, defend or otherwise attempt to resolve any proceeding.

SECTION 4. PAYMENT DATES.

         4.1 Any payment due pursuant to SECTION 2 of this Agreement shall be made not later than thirty (30) days after receipt by the Company of written notice from Stockholders stating that any Taxes, Additional Taxes and Additional Amounts, for or with respect to which Stockholders are entitled to indemnification hereunder, are payable by the Stockholders (regardless of whether the Stockholders intend to pursue a refund of any such payments).

         4.2 Any notice under this SECTION 4 with respect to a required indemnification payment shall include an accurate and reasonably detailed description, including correspondence, work papers, ETC., of the adjustment by the subject taxing authority to taxable income, gain, deduction loss, or credit of Indemnitees. Any indemnification payment required to be made hereunder that is not made by the Indemnitor to the Indemnitees when due shall bear interest until paid at the prime rate published by Citibank, N.A.

         4.3 The amount of any Taxes, Additional Taxes or Additional Amounts, as the case may be, with respect to which Indemnitees have received a payment from Indemnitor pursuant to this Agreement which are subsequently refunded or credited to Indemnitees by the subject taxing authority (the "Refunded Amount") shall be reimbursed to Indemnitor by Indemnitees within thirty (30) days of Indemnitees receiving such credit or refund. The amount of any Refunded Amount not paid by Indemnitees to Indemnitor within the time period prescribed by this
SECTION 4.3 shall bear interest until paid at the prime rate published by Citibank, N.A.

         4.4 The obligation of the Indemnitor to make a payment under this Agreement shall be subject to the Indemnitees providing Indemnitor with evidence reasonably satisfactory to Indemnitor of the amount of the indemnification so claimed.

SECTION 5. TRANSFER OF ASSETS; TERM.

         Company's obligations under this Agreement shall continue and survive notwithstanding any agreement of merger, acquisition, consolidation, asset transfer or similar reorganization. Stockholders and the Company intend that the rights and obligations of each party to this Agreement shall be in force until all statutes of limitation for any tax adjustment which may give rise to indemnification under this Agreement shall have expired.

SECTION 6. NOTICES.

         Any notice, demand, claim or other communication under this Agreement shall be in writing and shall be deemed to have been given upon the delivery or mailing thereof, as the case may be, if delivered personally or sent by certified mail, return receipt requested, postage prepaid, to the other party at the following address (or at another address a party may specify by notice to the other party):

         If to Stockholders, to:            J. FRANK FINE
                                            BARRY HOLMES FINE
                                            P.O. Box 523726
                                            Miami, FL 33152

         If to the Company, to:             AGRO AIR ASSOCIATES, INC.
                                            P.O. Box 523726
                                            Miami, FL 33152

SECTION 7. GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

SECTION 8. COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 9. ASSIGNMENTS.

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, including, without limitation, the Parent Company with respect to all rights and obligations of the Company hereunder following the contribution of all of the Company's stock to the Parent Company.

SECTION 10. AMENDMENT AND MODIFICATION.

         This Agreement may be amended, modified or supplemented only by a written agreement executed by the parties hereto.

SECTION 11. ENTIRE AGREEMENT.

         This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, promises, warranties, covenants or undertakings other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter contained herein.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the day and year first above written.

                                        AGRO AIR ASSOCIATES, INC.

                                        By:
                                             --------------------------
                                        Name:
                                             --------------------------
                                        Title:
                                             --------------------------



                                        STOCKHOLDERS:


                                        --------------------------
                                        J. FRANK FINE


                                        --------------------------
                                        BARRY HOLMES FINE

                                   SCHEDULE A

                    SHAREHOLDERS OF AGRO AIR ASSOCIATES, INC.




                                                      NUMBER OF SHARES
         SHAREHOLDER                                  OF COMMON STOCK
         -----------                                  -----------------

         J. Frank Fine                                      500

         Barry Holmes Fine                                  500



                                   SCHEDULE B

                       SAMPLE INDEMNIFICATION COMPUTATION



SECTION 2.1(I) AMOUNT:

                                                         1994                1995              1996             1997

Stockholders Adjustment                           + 1,000,000           + 800,000         + 700,000        + 600,000
Corporate Adjustment                                (100,000)            (200,00)         (750,000)         (50,000)
                                                    ---------            --------         ---------         --------
Net Stockholders Adjustment                           900,000             600,000          (50,000)          550,000

Net Taxes/(Refunds)                                   356,400             237,600          (19,800)          217,800
Net Additional Amount                                 114,048              57,024           (2,772)           17,424
                                                      -------              ------           -------           ------
Total Sec. 2.19i) Amounts                             470,448             294,624          (22,572)          235,224

SECTION 2.1 (II) AMOUNT:

Other Adjustments                                       - 0 -           + 100,000          + 70,000         (40,000)

Additional Taxes/(Refunds)                              - 0 -              39,600            27,720         (15,840)
Additional Amounts                                      - 0 -               9,504             4,435          (1,109)
                                                                            -----             -----          -------
Total Sec. 2.1 (ii) Amounts                             - 0 -              49,104            32,155         (16,949)
                                                        -----              ------            ------         --------

OVERALL TOTAL SEC. 2.1 AMOUNTS                       $470,448             343,728             9,583          218,275
------------------------------                       --------             -------             -----          -------

AGGREGATE TOTAL SEC. 2.1 AMOUNT:                   $1,042,034
-------------------------------                    ==========

SECTION 2.2 GROSS UP AMOUNT:

                                        $1,042,034                =                 $1,725,221.80
                                        ----------                                  =============
                                           .604
